UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): July 12, 2012

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33041 (Commission File Number)	04-3526641 (I.R.S. Employer Identification No.)

100 Crosby Drive

Bedford, Massachusetts 01730

(Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 12, 2012, Acme Packet, Inc. issued a press release to announce that its Board of Directors has authorized the repurchase of up to $200 million of the Company’s common stock during the period from July 31, 2012 to July 31, 2013, unless earlier terminated by the Board of Directors. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release dated July 12, 2012 entitled “Acme Packet Announces Common Stock Repurchase Program”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2012

Acme Packet, Inc.

By:	/s/ Peter J. Minihane
Name: Peter J. Minihane Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated July 12, 2012 entitled “Acme Packet Announces Common Stock Repurchase Program”